Supplement dated October 21, 2026, to the Statutory Prospectus dated May 1, 2026, for the Pacific Protective Growth NY limited premium registered index-linked deferred annuity contract issued by Pacific Life Insurance Company.

Capitalized terms used in this supplement are defined in the Pacific Protective Growth NY limited premium registered index-linked deferred annuity contract statutory prospectus (“Prospectus”) unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at PacificLife.com/Prospectuses. Please read this supplement carefully and keep it with your Prospectus for future reference.

Effective July 1, 2026, Merrill Lynch no longer imposes specific maximum issue age restrictions applicable to Contract issuance. All other Financial Intermediary Variations remain unchanged.

Form No. RILANYSUPP1126